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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 25, 2003

                           MARKLAND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)


       000-28863                                         84-1331134
(Commission File Number)                    (IRS Employer Identification Number)


                                      #207
                                 54 DANBURY ROAD
                              RIDGEFIELD, CT 06877
                    (Address of principal executive offices)

                                 (203) 894-9700
              (Registrant's telephone number, including area code)




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            CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS


         This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct. These forward-looking statements generally relate to plans and objectives for future operations and are based upon reasonable estimates and assumptions regarding future results or trends. These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to Markland Technologies, Inc. ("Markland", the "Company", "we" or "our"). Factors that could cause actual results to differ materially from Markland expectations include the uncertainty regarding Markland's ability to repay existing indebtedness, lack of continuing operations, possible inability of Markland to continue in business and other risks detailed from time to time in Markland's SEC reports. No assurance can be given that investors of Markland will retain any level of value. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's future performance and actual results of operations may vary significantly from those anticipated, projected, believed, expected, intended or implied. The Company undertakes no obligation to update any of the forward-looking statements, which speak only as of the date they were made.

ITEM 12:  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 25, 2003, Markland Technologies, Inc., a Florida corporation, ("Markland") issued a press release relating to additions to management and certain monthly revenues.

         The Press Release is filed herewith as Exhibit 99.1.


EXHIBITS

         Exhibit 99.1.     November 25, 2003 Press Release

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARKLAND TECHNOLOGIES, INC.


                                         /s/ Ken Ducey, Jr.
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                                         Ken Ducey, Jr., CFO